                                                                    Exhibit 10.4

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                       THROUGHPUT AND DEFICIENCY AGREEMENT

     This Throughput and Deficiency Agreement (the "AGREEMENT"), with an effective date of April 25, 2005 (the "EFFECTIVE DATE"), by and between [*****], a [*****] which is principally located at [*****] ("SHIPPER"), on the one hand, and Sunoco Pipeline L.P., a Texas limited partnership which is located at 1801 Market Street, Philadelphia, PA 19103 ( referred to as either "SUNOCO" or "CARRIER"), is made with reference to the following facts and circumstances:

                                  INTRODUCTION

     A. SUNOCO's affiliate owns and operates a marine storage and terminaling facility which is located at or near Nederland, Texas (the "NEDERLAND TERMINAL") for the storage and throughput of crude oil and other refinery feedstocks (collectively, the "FEEDSTOCKS").

     B. SUNOCO owns a 43.8% interest in and operates a twenty-six inch (26") nominal diameter pipeline designed principally for the transportation of Feedstocks that originates at a valve at the origin of West Texas Gulf Pipe Line Company's ("WTG") pipeline at Nederland, Texas, and runs, in part, to a valve which is situated within WTG's Wortham Station located at or near Wortham, Texas (said pipeline being referred to herein as the "WTG 26" PIPELINE").

     C. Furthermore, SUNOCO intends to acquire a storage and terminaling facility that is situated at or near Corsicana, Texas for the storage and throughput of Feedstocks and which is located approximately 20 miles from a prospective pipeline connection/tie-in point on the WTG 26" Pipeline near Wortham, Texas (the "CORSICANA TERMINAL"), and the rights, duties and obligations of SUNOCO and Shipper hereunder are expressly conditioned upon SUNOCO's acquisition of the Corsicana Terminal as particularly set forth in paragraph 14 hereof.

     D. SUNOCO also intends to acquire and operate a sixteen-inch (16") nominal diameter pipeline which is designed principally for the transportation of Feedstocks and that runs between (1) SUNOCO's valve which is situated within the Corsicana Terminal, and (2) the

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


separate valves in or near the [*****] Terminal and the [*****] Terminal (as both of those terms are defined in Recital E, below) (said pipeline system being collectively referred to herein as the "SUNOCO PIPELINE") and the rights, duties and obligations of SUNOCO and Shipper hereunder are expressly conditioned upon SUNOCO's acquisition of the SUNOCO Pipeline as more particularly set forth in paragraph 14 hereof.

     E. [*****] ("[*****]") owns and operates breakout tanks in or near [*****] (the "[*****] Terminal") and a storage terminal in or near [*****](the "[*****]TERMINAL"). Both the [*****]Terminal and the [*****]Terminal are tied into the SUNOCO Pipeline and a [*****]pipeline system which is owned and operated by one or more third-party pipeline operators, including [*****].

     F. [*****], [*****], owns and operates a [*****] in or near [*****] (the
"[*****]"). The [*****]is tied into the [*****]Terminal via a pipeline system owned and operated by [*****].

     G. [*****] owns and operates a [*****]in or near [*****], [*****] (the
"[*****]"). The [*****] is tied into the [*****] Terminal via a pipeline system which is also owned and operated by [*****] (the "[*****] TO [*****] PIPELINE") that runs between the [*****] Terminal and the [*****] Pump Station which is located in [*****] County, [*****].

     H. Shipper desires to transport Feedstocks to certain [*****] facilities that are owned and/or operated by [*****], which includes both the [*****] and the [*****], through the use of the Nederland Terminal, the WTG 26" Pipeline, the New Pipeline (as that term is defined in Recital I, below), the Corsicana Terminal, the SUNOCO Pipeline, the [*****] Terminal, and/or the [*****] Terminal, as the case may be, with all such origin, intermediary, and destination points and related facilities being generally depicted on Attachment A hereto.

     I. In order to transport Feedstocks from the Nederland Terminal to [*****], SUNOCO will be required to make certain capital expenditures including, without limitation, those associated with designing, engineering, installing, testing, inspecting, protecting,

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


commissioning, operating, acquiring, and maintaining approximately 20 miles of pipeline and related equipment between the WTG 26" Pipeline (near Wortham, Texas) and the Corsicana Terminal (collectively, the "NEW PIPELINE"). For the purposes of this Agreement, (1) the WTG 26" Pipeline, the New Pipeline, the Corsicana Terminal, and the SUNOCO Pipeline up to the point where such pipeline physically ties into both the [*****] Terminal and the [*****] Terminal shall be hereinafter collectively referred to as the "N-[*****] PIPELINE ROUTE," and (2) each segment of the SUNOCO Pipeline located between the Corsicana Terminal and the [*****] Terminal, including the [*****] Terminal, which is tied into a Third-Party Pipeline System (as that term is defined in paragraph 3, below) pipeline connection shall hereinafter be collectively referred to as the "C-[*****] PIPELINE ROUTE."

     J. SUNOCO is willing to make such expenditures provided that it has obtained a commitment from Shipper to ship a minimum throughput of Feedstocks along, on an aggregate basis, the N-[*****] Pipeline Route and the C-[*****] Pipeline Route.

     K. Shipper is willing to make such a commitment to ship a minimum throughput of Feedstocks along, on an aggregate basis, the N-[*****] Pipeline Route and the C-[*****] Pipeline Route, in consideration of SUNOCO using commercially reasonable efforts and taking the necessary steps (including eminent domain/condemnation proceedings) to (1) design and install the New Pipeline, (2) connect the Nederland Terminal to the WTG 26" Pipeline, (3) connect the WTG 26" Pipeline to the New Pipeline, and (4) connect the Corsicana Terminal to both the New Pipeline and the SUNOCO Pipeline, provided that SUNOCO (or one of its affiliates) maintains in place and continuously operates (except for emergency shutdowns and routine, scheduled maintenance) throughout the term of this Agreement fully-operational pipeline connections between (i) the Nederland Terminal and the WTG 26" Pipeline, (ii) the WTG 26" Pipeline and the New Pipeline, (iii) the New Pipeline and the Corsicana Terminal, (iv) the Corsicana Terminal and the SUNOCO Pipeline, and (v) the SUNOCO Pipeline and both the [*****] Terminal and the [*****] Terminal. Notwithstanding the foregoing, while SUNOCO

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


will use commercially reasonable efforts to cause the WTG 26" Pipeline connections described herein to be maintained in place and continuously operated (except for emergency shutdowns and routine, scheduled maintenance) throughout the term of this Agreement, the parties hereto acknowledge that such operation and maintenance is not entirely within the control of SUNOCO and hereby agree that a failure to maintain and operate such connections would not constitute a breach of the Agreement by SUNOCO; provided, however, under such circumstances, Shipper may still pursue the rights and remedies that are set forth in subparagraph 6.G., below, to which it may be entitled.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, SUNOCO, on the one hand, and Shipper, on the other hand, agree as follows:

1.   Commencement Date.
     -----------------

     A. SUNOCO shall notify Shipper promptly upon SUNOCO's acquisition of the SUNOCO Pipeline, and such notice shall include the effective date of such acquisition. On or before October 1, 2005, SUNOCO will use commercially reasonable efforts to have the N-[*****] Pipeline Route ready to receive, transport and deliver Feedstocks as provided for under the terms of this Agreement. Shipments of Feedstock shall commence, and the first Contract Year shall begin, on the first day of the calendar month following Carrier's written notice to Shipper that the N-[*****] Pipeline Route is ready to receive and transport no less than [*****] barrels of Feedstocks per hour (the "COMMENCEMENT DATE"). In addition, on or before March 1, 2006, SUNOCO will use commercially reasonable efforts to have the C-[*****] Pipeline Route ready to receive, transport, and deliver Feedstocks as provided for under the terms of this Agreement.

     B. If the N-[*****] Pipeline Route is not ready to receive and transport at least [*****] barrels of Feedstock per hour by October 1, 2005, then SUNOCO, at its

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          sole cost and expense, shall use commercially reasonable efforts to provide a temporary pipeline route in order to move Feedstocks between the Nederland Terminal and the [*****] Terminal or the [*****] Terminal, by utilizing an existing [*****] [*****]-inch nominal diameter pipeline (the "[*****] PIPELINE CONNECTION") which is currently connected to the WTG 26" Pipeline and the Corsicana Terminal, or by using an existing [*****][*****]-inch nominal diameter pipeline (the "[*****] PIPELINE CONNECTION") between Nederland, Texas and Corsicana, Texas, until such time as the N-[*****] Pipeline Route is ready to receive and transport at least [*****] barrels of Feedstock per hour. If, and for so long as, SUNOCO is required to use any portion of a temporary route that is owned and/operated by any unaffiliated entity, including the [*****] Pipeline Connection and the [*****] Pipeline Connection, as provided for under the preceding sentence, SUNOCO agrees to suspend Shipper's Minimum Monthly Throughput Obligation (as that term is defined in subparagraph 6.A, below).

     C. Notwithstanding any of the other provisions set forth in this Agreement, if SUNOCO is unable or unwilling to receive and transport at least [*****] barrels of Feedstock per hour along the N-[*****] Pipeline Route within fifteen (15) months after SUNOCO (or one of its subsidiaries or affiliates) acquires the SUNOCO Pipeline, then Shipper has the option (within 30 days after the above referenced 15 month period), but not the obligation, to terminate this Agreement without penalty to either party or either party being in breach thereof, upon giving no less than ten (10) days written notice of termination.

2. Capacity of Pipeline System. The N-[*****] Pipeline Route will have a design capacity of no less than [*****] barrels per hour of Feedstocks (based on a viscosity of [*****] SUS @ 60(Degree)F and an API gravity of [*****].0) to the [*****] Terminal and the [*****]

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     Terminal. The C-[*****] Pipeline Route will also have a design capacity of no less than [*****] barrels per hour of Feedstocks (based on a viscosity of [*****] SUS @ 60(Degree)F and an API gravity of [*****].0) to the [*****] Terminal and the [*****] Terminal.

3. Common Carriage; Published Tariffs; Tariff Rates. SUNOCO is expected to be a common carrier for hire with respect to the operation of the New Pipeline and the SUNOCO Pipeline. With respect to the WTG 26" Pipeline, SUNOCO is a shareholder of WTG, which is also a common carrier. The transportation of any Feedstock which is performed by SUNOCO or WTG hereunder along either the N-[*****]Pipeline Route or the C-[*****] Pipeline Route, as the case may be, shall be subject to the rules and regulations, that are set forth in such carrier's oil tariff publication (each a "RULES TARIFF"). Based on the applicable rules and regulations set forth in each Rules Tariff, SUNOCO will, with WTG, file or cause to be filed a joint proportional incentive tariff (the "JOINT INCENTIVE TARIFF") with the Federal Energy Regulatory Commission ("FERC") in order to cover the movement of Feedstocks from the Nederland Terminal, the Corsicana Terminal, or a Third Party Pipeline System (as defined below) and on to either the [*****] Terminal or the [*****] Terminal.

          The Joint Incentive Tariff shall apply only to those shippers which agree in writing to deliver the Aggregate Throughput Obligation (as that term is defined in subparagraph 6.A, below). The initial tariff rates under the Joint Incentive Tariff are set forth in Attachment B (entitled "Pipeline Rate Schedule"), a copy of which is attached to and made a part of this Agreement. The applicable rates, rules, and regulations set forth in both the Rules Tariff and the Joint Incentive Tariff may be adjusted by the Carrier to reflect the terms and conditions set forth in this Agreement in accordance with the applicable rules and regulations of the FERC.

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          Shipper reserves the right to separately nominate and deliver barrels of Feedstock along and as part of the C-[*****] Pipeline Route which are received from one or more third party-owned and/or -operated pipeline systems that are tied into either the Corsicana Terminal or the SUNOCO Pipeline at any location between the Corsicana Terminal and the [*****] Terminal (each hereinafter called a "THIRD-PARTY PIPELINE SYSTEM") and which are then to be transported by SUNOCO (or its designated pipeline operator) to either the [*****] Terminal or the [*****] Terminal. Each barrel of Feedstock shipped each month by or on behalf of Shipper along the C-[*****] Pipeline Route shall also be credited against the applicable Minimum Monthly Throughput Obligation for that particular month, but shall be measured and accounted for separately from any barrels of Feedstock moved along the N-[*****] Pipeline Route. However, regardless of when and whether Shipper has exceeded its Minimum Monthly Throughput Obligation for any given calendar month, all of the barrels of any Feedstocks that are received from any Third-Party Pipeline System and moved along the C-[*****] Pipeline Route shall be subject to the then-current Joint Incentive Tariff.

          To the extent permitted by any applicable federal and state law, rule, and regulation, the tariff rates that are set forth in the Joint Incentive Tariff may only be adjusted in accordance with the annual index which is set forth in Title 18, Code of Federal Regulations, Section 342.3, as such regulation may be amended, supplemented, or otherwise modified from time to time. Shipper agrees not to challenge or protest any of the tariff rates set forth in the Joint Incentive Tariff, provided that such tariff rates are proposed to be adjusted only in accordance with the terms of this Agreement.

4.   Service and Storage Agreements.
     ------------------------------

     A. [*****] intends to enter into a separate, contractual arrangement with SUNOCO following the execution of this Agreement (the "SERVICES AGREEMENT"). Under

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          the terms of the Services Agreement, based on the separate consideration recited therein, SUNOCO will operate and supply (or arrange to operate and supply) electrical power to the pumps at the [*****] Terminal in order to facilitate the movement of Feedstocks coming off of the SUNOCO Pipeline into and along the [*****] to [*****] Pipeline.

     B. In addition, Shipper intends to enter into a separate, contractual arrangement with SUNOCO following the execution of this Agreement with respect to leasing one or more storage tanks within the Corsicana Terminal (the "CORSICANA STORAGE AGREEMENT"). Under the terms of the Corsicana Storage Agreement, SUNOCO will lease to Shipper up to [*****] barrels of shell storage capacity ("LEASED STORAGE CAPACITY") at the Corsicana Terminal for the storage of Feedstocks based on the mutually agreeable terms and conditions set forth in such agreement; provided, however, there shall be no lease, storage, throughput or in-tank exchange fee or like charge associated with the Leased Storage Capacity under the Corsicana Storage Agreement, the compensation for such being already included in the Joint Incentive Tariff that is being assessed under paragraph 3, above.

     C. Furthermore, Shipper intends to enter into another separate, contractual arrangement with SUNOCO's affiliate following the execution of this Agreement with respect to the receipt and delivery of Feedstocks through the Nederland Terminal (the "MARINE DOCK & TERMINALING Agreement"). Under the terms of the Marine Dock & Terminaling Agreement, Shipper will deliver Feedstocks to the Nederland Terminal for subsequent deliveries into the N-[*****] Pipeline Route at a rate (see Attachment C, entitled "Terminal Rate Schedule") based on mutually agreeable terms and conditions set forth in such agreement.

     D. Furthermore, Shipper intends to enter into another separate, contractual arrangement with SUNOCO's affiliate following the execution of this Agreement

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          with respect to leasing one or more storage tanks within the Nederland Terminal (the "TANK NO. [*****] STORAGE AGREEMENT"). Under the terms of the Tank No. [*****] Storage Agreement, SUNOCO's affiliate will lease to Shipper up to [*****] barrels of maximum fill storage capacity at the Nederland Terminal for the storage of one or more Feedstocks starting at an initial lease rate of $[*****] per maximum fill barrel and for a period of five (5) years, based on mutually agreeable terms and conditions set forth in such agreement.

     E. With respect to the Agreements described in subparagraphs 4.B, 4.C and 4.D, above, any additional services, such as receipts from other carriers, blending, or tank to tank transfers will be based on fees mutually agreed by both parties, all of which shall be set forth in such agreement, as may be amended from time to time.

5. Contract Period. In recognition of the cost and expense being incurred by SUNOCO to (a) design, engineer, install, test, inspect, protect, commission, operate, and maintain the New Pipeline, (b) connect the Nederland Terminal to the WTG 26" Pipeline, (c) connect the WTG 26" Pipeline to the New Pipeline, and (d) connect the Corsicana Terminal to both the New Pipeline and the SUNOCO Pipeline, Shipper agrees to ship the Minimum Annual Throughput Obligation of Feedstocks, on a collective basis, along the N-[*****] Pipeline Route and the C-[*****] Pipeline Route, to the [*****] Terminal or the [*****] Terminal, under the Joint Incentive Tariff, as provided in this paragraph 5 and in paragraph 6 below. Subject to the remaining subparagraphs of this paragraph 5, Shipper's obligation to ship any Feedstocks along any portion of the N-[*****] Pipeline Route or the C-[*****] Pipeline Route pursuant to this Agreement shall cover a period of ten (10) years (the "CONTRACT PERIOD") from the Commencement Date. A "CONTRACT YEAR" as used in this Agreement shall mean a period of twelve
     (12) full months commencing on the Commencement Date or any anniversary thereof. Notwithstanding anything else to

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     the contrary, this Agreement shall run simultaneously with the Corsicana Storage Agreement and the Marine Dock & Terminaling Agreement (collectively with this Agreement, the COTERMINOUS AGREEMENTS"), and should any of the Coterminous Agreements be terminated by either Shipper or SUNOCO in accordance with the provisions of such agreement, then all other Coterminous Agreements shall simultaneously terminate therewith, subject to any terminaling or transportation credits to be given and any payments to be made under each such agreement upon such early termination.

          If this Agreement is terminated by Shipper for any reason other than discontinuation of service as set out in subparagraph 6.G, below, prior to the end of the Contract Period, Shipper agrees to pay SUNOCO a lump sum equal to (i) the [*****] tariff rate set forth in the then current Joint Incentive Tariff, multiplied by (ii) the difference between (A) the sum of
     (1) the quantity actually shipped by or on behalf of Shipper, and (2) any quantity credited for shipment for Shipper's account as a Prepaid Transportation Credit (as that term is defined in subparagraph 6.D), during the term of this Agreement, and (B) the Aggregate Throughput Obligation. Shipper will make any such undisputed lump sum payment within 15 days after receipt of an invoice for same from SUNOCO upon the early termination of this Agreement by Shipper and, after having been given credit for all available Prepaid Transportation Credits under the formula set forth in the preceding sentence, Shipper shall forfeit all unused Prepaid Transportation Credits.

          Likewise, if this Agreement is terminated by SUNOCO for any reason other than (i) the failure of SUNOCO to acquire either the SUNOCO Pipeline or the Corsicana Terminal as more particularly set forth in paragraph 14 hereof; or (ii) discontinuation of service as set out in subparagraph 6.G, below, prior to the end of the Contract Period, SUNOCO agrees to pay Shipper a lump sum equal to (i) the difference between (A) the

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     [*****] tariff rate set forth in the then current Joint Incentive Tariff and (B) Shipper's [*****] aggregate transportation cost, as determined by Shipper, for substantially similar service to transport no less than [*****] barrels of Feedstocks per day to the [*****] Terminal or the [*****] Terminal (the "ALTERNATIVE PENALTY") multiplied by (ii) the quantity difference between (A) the quantity actually shipped (including any quantity credited for shipment to Shipper's account as a Prepaid Transportation Credit) during the term of this Agreement, and (B) the Aggregate Throughput Obligation (subject to reduction thereof pursuant to subparagraph 6.G). The Alternative Penalty shall not exceed $[*****] per barrel. SUNOCO will make any such undisputed lump sum payment within 15 days after receipt of an invoice for same from Shipper upon the early termination of this Agreement by SUNOCO.

          In addition, within 60 days after Shipper's receipt of SUNOCO's early notice of termination under this paragraph 5, SUNOCO shall pay (or cause to be paid) to Shipper in immediately available funds to an account to be designated in writing by Shipper the entire amount of any outstanding (i.e., from the preceding [*****] Contract Years) Prepaid Transportation Credits that Shipper has accumulated with SUNOCO or any of SUNOCO's affiliates, under the terms of this Agreement.

6.   Shipments by Shipper.
     --------------------

     A. Throughput Obligation: Subject to the early termination provisions set forth in paragraph 5, above, and subparagraph 6.G, below, during each Contract Year, Shipper will ship, or cause to be shipped, in the aggregate, along (1) the N-[*****] Pipeline Route, from the Nederland Terminal to the [*****] Terminal or the [*****] Terminal, and (2) the C-[*****] Pipeline Route, through the Corsicana Terminal to the [*****] Terminal or the [*****] Terminal, each pursuant to the applicable tariff for such origin and destination points, at least

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          [*****] ([*****]) barrels of Feedstocks (the "MINIMUM ANNUAL THROUGHPUT OBLIGATION"), which equals a minimum throughput of [*****] ([*****]) barrels of Feedstock per calendar month (the "MINIMUM MONTHLY THROUGHPUT OBLIGATION"), and [*****] barrels of Feedstock of the entire term of this Agreement (the "AGGREGATE THROUGHPUT OBLIGATION").

               In the event that Shipper's shipments are prorated for any reason whatsoever through the N-[*****] Pipeline Route or any portion thereof affecting such movements, during any calendar month and, as a result, is unable to transport any portion of the quantity of Feedstocks that was nominated by Shipper (in accordance with subparagraph 6.B, below) to be shipped under this Agreement during such month, then Shipper shall still be given credit by Carrier against Shipper's Minimum Monthly Throughput Obligation for that same calendar month, on a barrel-for barrel basis, for the greater of either (1) the actual quantity of Feedstocks that Shipper was able to transport along such route (or any portion thereof) during the applicable time period, or
          (2) the lesser of (i) Shipper's Minimum Monthly Throughput Obligation, and (ii) Shipper's nominated volume of Feedstocks for such calendar month.

     B. Pipeline Nominations; Scheduling; Waterborne Deliveries. After the Commencement Date and continuing throughout the entire term of this Agreement, on or before the 25th day of each calendar month, Shipper agrees (1) to separately nominate the volume of Feedstocks that Shipper wants to ship and have delivered by Carrier along (i) the N-[*****] Pipeline Route, and (ii) the C-[*****] Pipeline Route, during the following calendar month, and (2) to make a good faith effort to tender, or arrange to tender, the nominated volumes to Carrier at Carrier's Nederland Receipt Point or Carrier's Corsicana Receipt Point (as both

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          terms are defined in paragraph 8, below), as the case may be. In turn, Carrier will use its commercially reasonable efforts (taking into account applicable law) to provide Shipper with the necessary line space or capacity to move all volumes tendered by or on behalf of Shipper to (x) Carrier's Nederland Receipt Point along the N-[*****] Pipeline Route to the [*****] Terminal or the [*****] Terminal, and
          (y) Carrier's Corsicana Receipt Point along the C-[*****] Pipeline Route to the [*****] Terminal or the [*****] Terminal during each calendar month and each Contract Year, as the case may be.

               Any scheduling procedures for waterborne deliveries into the Nederland Terminal shall be set forth either in the Rules Tariff or in SUNOCO's affiliate's Nederland Terminal Port Manual.

     C.   Billing and Payment

          Billing. Carrier shall invoice Shipper on or before the tenth (10th) day of each month for amounts owing for the preceding month under the terms of this Agreement. Subject to the subitem, below, of this subparagraph 6.C. entitled "Disputed Payment," Shipper shall pay Carrier within twenty (20) days from invoice date, regardless of whether billed before, on, or after the tenth (10th) day of the month, the amount specified on the invoice. Such payment shall be by electronic transfer of federal funds to the bank and bank account set forth on each invoice. For any invoice submitted hereunder, Carrier shall provide any supporting documentation reasonably requested by Shipper.

          Monthly Payment. Beginning on the Commencement Date and continuing throughout the term hereof, Shipper shall pay Carrier each month the undisputed

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          sum of each of the following: (1) the product of (i) the applicable tariff rate in the then-current Joint Incentive Tariff (depending on the viscosity of the Feedstock(s) having been shipped) provided for under the terms of this Agreement, multiplied by (ii) the quantity of Feedstock (in barrels) measured at either the [*****] Meter or the [*****] Meter (as both such terms are defined in paragraph 9, below) for movements along the N-[*****] Pipeline Route during such month and allocated to Shipper from such quantity, and (2) the product of (i) the applicable tariff rate in the then-current Joint Incentive Tariff (depending on the viscosity of the Feedstock(s) having been shipped) provided for under the terms of this Agreement, multiplied by (ii) the quantity of Feedstock (in barrels) measured at either the [*****] Meter or the [*****] Meter for movements along the C-[*****] Pipeline Route during such month and allocated to Shipper.

          Loss Allowance. For the purposes of this Agreement, the term "LOSS ALLOWANCE" means [*****] percent ([*****]%) of the volumes of Feedstocks received either (a) into Carrier's Nederland Receipt Point and which are then shipped along the N-[*****] Pipeline Route, through the Corsicana Terminal, and on to either the [*****] Terminal or the [*****] Terminal, or (b) into Carrier's Corsicana Receipt Point from a Third Party Pipeline System or via truck and which are then shipped through the Corsicana Terminal, along the C-[*****] Pipeline Route, and on to either the [*****] Terminal or the [*****] Terminal, as the case may be, which shall be deducted and retained by Carrier to cover any loss(es) due to shrinkage and evaporation incident to transportation on Carrier's facilities. All volumes

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          delivered to Shipper from Carrier's facilities under the terms of this Agreement shall be net of such deduction. No loss allowance will be assessed under the Corsicana Storage Agreement. However, Shipper and SUNOCO hereby agree that for all volumes of Feedstocks delivered from Tank No. [*****] at the Nederland Terminal into crude storage tankage at the Nederland Terminal for the purpose of blending, there shall be an additional loss allowance of [*****]percent ([*****]%), which shall be reflected in the Marine Dock & Terminaling Agreement.

          Disputed Payment. Shipper may dispute, in good faith, the amount of any such invoice for a period of ninety (90) days after such invoice is received by Shipper. Shipper shall timely pay to Carrier all amounts which Shipper concedes are correct. Shipper and Carrier agree to begin discussions to settle any amount in dispute within thirty
          (30) days of notification by one party to the other of such dispute. If Shipper fails to pay any disputed amount within ten (10) days after the date on which the Parties have finally resolved or settled such amount or payment of such disputed amount has been finally adjudicated or otherwise resolved, whichever occurs first, Carrier, in addition to any other remedies it may have, may suspend service under this Agreement. No payment by Shipper of the amount of a disputed invoice shall prejudice the right of Shipper to claim an adjustment of the disputed invoice so long as such invoice is disputed in accordance with this paragraph.

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          Default. Should Shipper fail to pay part or all of the amount of any undisputed invoice or any disputed invoice which has been resolved, Carrier may charge interest at the rate equal to [*****]% of the prime rate of Citibank, N.A., New York, New York (or any successor thereof) on the unpaid portion of the bill computed from the date payment is due until the date payment is received. If such failure to pay continues for sixty (60) days after such payment is due, Carrier, in addition to any other remedy it may have hereunder or otherwise, may suspend further service for Shipper under this Agreement until such undisputed amount is paid.

     D. Deficiency Volume/Payment. Within 60 days after the end of each Contract Year (including the last Contract Year of the Contract Period), Shipper and Carrier shall meet and make a good faith and diligent effort to separately reconcile and verify the aggregate volume of Feedstock that Shipper (i) nominated to be transported, and
          (ii) actually shipped, in either case, during the previous Contract Year under the terms of this Agreement. If, at the end of any such Contract Year (including the last Contract Year of the Contract Period), Shipper's shipments as provided in subparagraph 6.A hereof, since the start of such Contract Year, are insufficient due to any cause whatsoever other than that provided in the first subpart of subparagraph 6.G (i.e., cessation of operations), hereof, to meet the Minimum Annual Throughput Obligation (a "DEFICIENCY VOLUME"), then subject to the credits provided pursuant to the provisions of subparagraph 6.A, above, and also subject to subparagraph 6.E., below, Shipper shall be obligated within twenty (20) days after receipt of invoice from Carrier to promptly pay to the Carrier under the then-current Joint Incentive Tariff, the undisputed amount equal to the Deficiency Volume for the Contract Year in question, multiplied by the [*****]

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          tariff rate set forth in the then-current Joint Incentive Tariff provided for under the terms of this Agreement (the "DEFICIENCY PAYMENT"). Any such Deficiency Payment shall constitute prepayment for transportation (each a "PREPAID TRANSPORTATION CREDIT") by Shipper in the N-[*****] Pipeline Route or C-[*****] Pipeline Route applicable to the [*****] succeeding Contract Years.

     E. Pre-Paid Transportation Credits. Shipper must first exceed the Minimum Annual Throughput Obligation for the applicable, succeeding Contract Year before any Prepaid Transportation Credits shall be applied against the transportation charges at the applicable tariff rate(s) set forth in the then-current Joint Incentive Tariff (depending on the viscosity of the Feedstock(s) having been shipped) for quantities in excess of the Minimum Annual Throughput Obligation.

          For example, Prepaid Transportation Credits from Contract Year No. 1 can be used only during the [*****] subsequent Contract Years (i.e., Contract Year Nos. [*****]), but only to the extent that the deliveries of Feedstocks to Carrier for movement by or on behalf of Shipper along the N-[*****] Pipeline Route and/or the C-[*****] Pipeline Route, in the aggregate, exceed the Minimum Annual Throughput Obligation for the particular, subsequent Contract Year in question.

          Upon expiration of this Agreement and subject to the force majeure provisions referred to in paragraph 10, below, Shipper shall have the [*****] full calendar months following expiration of this Agreement in which to use any Prepaid Transportation Credits that are available to Shipper from the [*****] preceding Contract Years, after which time any unused amount thereof shall be forfeited.



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      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     F. Early Compliance with the Aggregate Throughput Obligation. If, at any time prior to the expiration or early termination of this Agreement, Shipper has transported in excess of the Aggregate Throughput Obligation, then Shipper's obligations to Carrier under this Agreement shall immediately cease and be deemed satisfied; PROVIDED, HOWEVER, Shipper may continue to transport any Feedstock pursuant to this Agreement. If Shipper continues to transport Feedstocks along the N-[*****] Pipeline Route, then Carrier agrees to maintain (subject to permitted escalations in the applicable tariff rates pursuant to paragraph 3 hereof) each of the tariff rates set forth in the then current Joint Incentive Tariff as provided for under paragraph 3 and subparagraph 6.D, above, throughout the term of this Agreement for any additional barrels of Feedstocks delivered by Shipper from Carrier's Nederland Receipt Point. If Shipper continues to transport Feedstocks along the C-[*****]Pipeline Route, then Carrier agrees to maintain (subject to permitted escalations in the applicable tariff rates pursuant to paragraph 3 hereof) each of the tariff rates set forth in the then-current Joint Incentive Tariff as provided under paragraph 3 and subparagraph 6.D, above, throughout the term of this Agreement for any additional barrels of Feedstocks delivered by Shipper to Carrier's Corsicana Receipt Point.

     G.   Cessation of Operations.

               If (1) SUNOCO (or any of its successors or assigns) either permanently (i) discontinues operation of the Nederland Terminal or ceases to provide transportation service along any portion of the N-[*****] Pipeline Route between the Nederland Terminal and the [*****] Terminal or the [*****] Terminal, or (ii) disconnects any portion of the N-[*****] Pipeline Route from the Nederland Terminal, the Corsicana Terminal, or the SUNOCO Pipeline but not at the request of Shipper, and not as a direct result of Shipper's own affirmative act or actions, or

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          (2) WTG either ceases operation of the WTG 26" Pipeline or disconnects any portion of the WTG 26" Pipeline from the N-[*****] Pipeline Route and, as a result of any one of the multiple situations set forth in subparts 6.G.(1) and (2), above, Carrier is no longer able, in the aggregate, to deliver either the Minimum Monthly Throughput Obligation or the Shipper's nominated volume of Feedstocks in or for a given month, whichever is less, for at least six (6) consecutive months to both the [*****] Terminal and the [*****] Terminal by means of either the N-[*****] Pipeline Route or the C-[*****] Pipeline Route, then (x) any obligations of Shipper pursuant to this Agreement which have not accrued prior to discontinuation of such applicable operation(s) shall be extinguished and Shipper shall be forever released by Carrier from shipping any additional volumes of any Feedstock or other substance through any portion of the Nederland Terminal, the N-[*****] Pipeline Route, or the C-[*****] Pipeline Route, or otherwise making any payments for any such associated, unaccrued monetary obligation(s) that may have been due and owing under this Agreement, and (y) Carrier shall be released from any obligation to ship any additional Feedstocks thereafter pursuant to this Agreement.

               If, at any time after the completion of Contract Year No. 5 of this Agreement, either the [*****] or the [*****] closes or announces publicly its intent in writing to close for more than 180 consecutive days, then SUNOCO and Shipper shall promptly negotiate, in good faith, a reduction (including a total cessation) in the minimum quantities of Feedstocks to be delivered by Shipper pursuant to this Agreement, taking into account the quantities of Feedstocks delivered to either the [*****] (via the [*****] Terminal) or the [*****] (via the [*****]
          Terminal) over the twelve-month period immediately preceding the effective date of the closing of such [*****]; provided, however, that if such

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          closure does not take place, then the provisions of this particular subparagraph 6.G shall not apply.

     H.   New Law or Regulation:

          In the event that during the term of this Agreement, any existing codes and applicable law, codes, or regulations are amended or new laws, codes and regulations are enacted or promulgated which, in either case, (1) generally apply to, affect, or impact all domestic, common carrier crude oil pipelines which are located [*****] and which are of comparable size, age, throughput capacity, and operational capability as those pipelines which are part of the N-[*****] Pipeline Route, and (2) will require SUNOCO and/or WTG (either individually or the aggregate) to incur (i) a capital expense improvement to the N-[*****] Pipeline Route in excess of $[*****] prior to the end of the Contract Period, or (ii) an increase in the cost of operating the N-[*****] Pipeline Route in excess of $[*****] per Contract Year, SUNOCO shall, upon written notice to Shipper, have the right to initiate negotiations for an adjustment in any of the applicable tariff rates which are set forth in the Joint Incentive Tariff in order to compensate Sunoco for the required improvements.

               In connection with SUNOCO's request to initiate negotiations to adjust any of the tariff rates set forth in the Joint Incentive Tariff for the N-[*****] Pipeline Route, SUNOCO shall provide Shipper with a proper showing of the governmental requirement for such improvements and that such improvements are the most cost effective to conform to such governmental requirements.

               If the Parties hereto are unable to mutually agree on an adjustment in the applicable tariff rates set forth in the Joint Incentive Tariff before it becomes necessary for SUNOCO to take such action so as to be in compliance with the

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          new or amended law, code or regulation, this Agreement shall terminate without further liability hereunder at the option of SUNOCO, except for payments due and owing as of the date of such early termination.

7. Sampling, Testing, and Metering. All rules, regulations, procedures, policies, guidelines, or recommendations which pertain to or govern the sampling, testing, measurement, or metering of any Feedstock to be received, transported, or delivered under the terms of this Agreement shall be set forth under the Rules Tariff or the Joint Incentive Tariff.

8. Carrier's Receipt Points; Point of Custody, Transfer, Title, and Risk of Loss; Use of [*****] Terminal. Except as specifically noted in the following paragraph, the discharge flange on the vessel designated by Shipper where Feedstock enters the hose or receiving arm that is currently owned and operated by SUNOCO (or any of its affiliates) and located at or in close proximity to Nederland Terminal shall be the point of custody transfer of all Feedstocks tendered by or on behalf of Shipper to SUNOCO at the Nederland Terminal for movement along the N-[*****] Pipeline Route (the "CARRIER'S NEDERLAND RECEIPT POINT") under the terms of this Agreement. The inlet side of the meter that is currently owned and operated by SUNOCO (or any of its affiliates) and located at or in close proximity to Corsicana Terminal shall be the point of custody transfer of all Feedstock tendered by or on behalf of Shipper to SUNOCO at the Corsicana Terminal for movement along the C-[*****] Pipeline Route (the "CARRIER'S CORSICANA RECEIPT POINT") under the terms of this Agreement. Subject to the provisions set forth in the last sentence of this paragraph 8, below, receipts of Feedstocks at the Corsicana Terminal from Third Party Pipeline Systems or via truck shall be separately metered at the Carrier's Corsicana Receipt Point from those volumes of Feedstocks being moved through the Corsicana Terminal (including the Carrier's Corsicana Receipt Point) off of either the WTG 26" Pipeline or the New Pipeline. Shipper shall retain title to and

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     risk of loss for all Feedstock transported under the terms of this Agreement, excluding volumes of Feedstocks retained by Carrier as per the Loss Allowance as defined in subparagraph 6.C.

          From time to time, SUNOCO may be unable to offload and accept deliveries of one of more Feedstocks at the Nederland Terminal from vessels nominated by Shipper. Carrier acknowledges that Shipper has made arrangements to offload, deliver, and store one or more Feedstocks at [*****] Terminal (the "[*****] TERMINAL"). Carrier shall permit Shipper to deliver (or cause to be delivered) barrels of Feedstocks from the [*****]Terminal into the pipeline system which serves as the N-[*****] Pipeline Route, provided that Shipper (1) arranges (makes the necessary arrangement(s)) to move such Feedstock through and out of the [*****] Terminal to a mutually agreeable origin/connection point (the "[*****] TERMINAL CONNECTION") which is tied into such N-[*****] Pipeline Route, and
     (2) retains all liability for paying any and all transportation charges associated with transporting such Feedstocks through the [*****] Terminal to the [*****] Terminal Connection. Shipper shall retain title to and risk of loss of all Feedstocks shipped hereunder. Any batch or tender of Feedstock that is delivered into the [*****] Terminal and subsequently delivered by or on behalf of Shipper into the WTG 26" Pipeline at or near the Nederland Terminal for shipment under the terms of this Agreement shall be subject to the same Loss Allowance hereunder as though such batch or tender was originally delivered into Carrier's Nederland Receipt Point, regardless of any loss allowance that may be charged by Unocal.

9. INDEMNITY PROVISIONS. AS BETWEEN THE PARTIES, SHIPPER SHALL BE LIABLE FOR, AND RELEASE, INDEMNIFY, AND HOLD HARMLESS, SUNOCO, SUNOCO'S SUBSIDIARIES AND AFFILIATES, AS WELL AS THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONTRACTORS,

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     SUBCONTRACTORS, AND OTHER REPRESENTATIVES OF EACH SUCH ENTITY (THE "SUNOCO GROUP"), FROM AND AGAINST ANY LOSS OR CONTAMINATION OF ANY FEEDSTOCK, AS WELL AS FOR THIRD PARTY DAMAGES, CAUSED BY THE RELEASE, LEAK, SPILL, OR DISCHARGE, AND RELATED OFF-SITE MIGRATION, OF ANY FEEDSTOCK AT ALL POINTS
     (A) PRIOR TO SUCH PRODUCT OR SUBSTANCE BEING TRANSPORTED AND DELIVERED TO THE CARRIER'S NEDERLAND RECEIPT POINT OR CARRIER'S CORSICANA RECEIPT POINT, AND (B) AFTER THE FEEDSTOCK IS RETURNED TO SHIPPER OR SHIPPER'S DESIGNEE AT EITHER THE METER OWNED/OPERATED BY OR ON BEHALF OF [*****]THAT IS LOCATED AT THE [*****]TERMINAL (THE "[*****]METER") OR THE METER OWNED/OPERATED BY OR ON BEHALF OF [*****]THAT IS LOCATED AT THE [*****] TERMINAL (THE "[*****] METER"), AS THE CASE MAY BE.

          LIKEWISE, AS BETWEEN THE PARTIES, SUNOCO SHALL BE LIABLE FOR, AND RELEASE, INDEMNIFY, AND HOLD HARMLESS, SHIPPER, SHIPPER'S SUBSIDIARIES AND AFFILIATES, AS WELL AS THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONTRACTORS, SUBCONTRACTORS, AND OTHER REPRESENTATIVES OF EACH SUCH ENTITY, FROM AND AGAINST ANY LOSS OR CONTAMINATION OF ANY RELEASE, LEAK, SPILL, OR DISCHARGE, AND RELATED OFF-SITE MIGRATION, OF ANY FEEDSTOCK, AS WELL AS FOR THIRD-PARTY DAMAGES, CAUSED BY ANY SUCH FEEDSTOCK AFTER SUCH PRODUCT OR SUBSTANCE IS TENDERED TO SUNOCO AT CARRIER'S NEDERLAND RECEIPT POINT OR CARRIER'S CORSICANA RECEIPT POINT UNTIL IT IS

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     DELIVERED TO SHIPPER OR SHIPPER'S DESIGNEE AT EITHER THE [*****]METER OR THE [*****]METER, AS THE CASE MAY BE.

10. Force Majeure. If Carrier is unable to accept bona fide tenders of any Feedstock by Shipper due to the inability of Carrier to receive or transport any such product or substance as a result of fire, explosion, storm, flood, power loss or shortage, extreme heat or cold, war, rebellion, acts of terrorism or sabotage, insurrection, riot, strike, acts of third persons or natural causes, breakage of or accident to equipment or facilities, governmental regulations, court judgments or other causes reasonably beyond the control of Carrier, but which under any such circumstances or conditions are not caused by or the result of any negligent act or omission or willful misconduct of Carrier, its subsidiaries or affiliates, or the employees, agents, contractors, or subcontractors of any such entity, then this Agreement shall be extended for a period of time co-extensive with the time during which Carrier is unable to accept such tenders of any Feedstock or otherwise perform its duties and obligations under the terms of this Agreement, plus an additional three (3) months, provided, however, that the addition of the three (3) months described herein shall occur only once during the term of this Agreement. If a force majeure event causes an interruption in the service provided by Carrier hereunder, Carrier shall use all commercially reasonable efforts to remedy the service interruption within a reasonable time after the cessation of the force majeure event.

          If Shipper is unable to deliver bona fide tenders of any Feedstock to the Nederland Terminal or any portion of either the N-[*****] Pipeline Route or the C-[*****] Pipeline Route due to Shipper's inability to secure Feedstock supplies for tender into such facility or accept bona fide tenders of any Feedstock by Carrier into either the [*****] Terminal or the [*****] Terminal, or otherwise due to the shutdown of the marine dock/berth at Nederland, Texas which serves the Nederland Terminal, or the [*****] or the [*****], in

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      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     any such case, as a result of fire, explosion, storm, flood, power loss or shortage, extreme heat or cold, war, rebellion, acts of terrorism or sabotage, insurrection, riot, strike, acts of third persons or natural causes, breakage of or accident to equipment or facilities, governmental regulations, court judgments or other causes reasonably beyond the control of Shipper, but which are not caused by or the result of any negligent act or omission or willful misconduct of Shipper, its subsidiaries or affiliates, or the employees, agents, contractors, or subcontractors of any such entity, then this Agreement shall be extended for a period of time co-extensive with the time during which Shipper is unable to deliver such tenders of any Feedstock or otherwise perform under the terms of this Agreement. If a force majeure event causes an interruption in Shipper's deliveries provided to Carrier hereunder, Shipper shall use all commercially reasonable efforts to remedy the interruption of deliveries within a reasonable time after the cessation of the force majeure event.

          Any party whose performance under this Agreement is suspended or restricted by any force majeure event shall notify the other party, first immediately by either telephone or facsimile, then promptly thereafter in writing, providing reasonable details as to the extent and/or cause of the force majeure event (to the extent known) and its known or estimated duration.

11. Commingling. Shipper understands that some of its Feedstocks may be commingled with products and commodities that are substantially similar to the Feedstocks and being shipped by other parties. SUNOCO shall exercise commercially reasonable efforts to minimize commingling of Feedstocks with other products and to minimize or eliminate contamination.

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       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


12. Inventory Requirements. Shipper shall provide its proportionate share of minimum inventory in the N-[*****] Pipeline Route (the "MINIMUM LINEFILL INVENTORY") for Feedstocks moving from the Nederland Terminal to the [*****] Terminal or the [*****] Terminal, based on the portion of the N-[*****] Pipeline Route that is used by Shipper in order to facilitate such movement. Shipper shall maintain a Minimum Linefill Inventory for each pipeline segment of the N-[*****] Pipeline Route that is equal to its percentage of total movements for each such pipeline segment, multiplied by the total pipeline fill required for each such pipeline segment of the N-[*****] Pipeline Route. Additionally, Shipper shall maintain a pro rata share of Feedstocks necessary for efficient operation including tank heels and minimum working tank stock. Upon termination of this Agreement, SUNOCO shall return to Shipper all of Shipper's proportionate share of pipeline fill inventory provided under the terms of this Agreement within 180 days after the effective date of such termination.

13. Regulatory Approval. This Agreement, and the parties respective rights, duties, and obligations set forth herein, are predicated upon acceptance of the Rules Tariff and the Joint Incentive Tariff by the FERC in substantially the same form as those which are set forth in Attachments D-1 and D-2 to this Agreement. Shipper will reasonably cooperate with Carrier and take such actions as may be deemed reasonably necessary in order to assist Carrier in obtaining such approval by FERC, including the agreement by Shipper to the tariffs referenced in this Agreement as required by 18 CFR Section 342.2 (b).

14. Conditions Precedent to Obligations. The rights, duties and obligations of Shipper and SUNOCO under the terms of this Agreement are expressly conditioned upon all of the following:

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      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     (a) SUNOCO's acquisition of the Corsicana Terminal on or before December 31, 2005;

     (b) SUNOCO's acquisition of the SUNOCO Pipeline on or before December 31, 2005;

     (c) the execution and delivery by each party of each of the Coterminous Agreements on or before June 15, 2005; provided, however, that both SUNOCO and Shipper shall make good faith efforts to fulfill the conditions precedent to their obligations as set forth above.

15. Guaranty. Shipper agrees to provide a guaranty executed by its ultimate parent company (the "[*****] GUARANTY"), in a form and content that is acceptable to SUNOCO, to be effective for the duration of this Agreement. The [*****] Guaranty will guarantee all of Shipper's obligations under this Agreement. Failure to provide the [*****] Guaranty prior to or simultaneous with the execution and delivery of the Coterminous Agreements (as provided for under paragraph 14, above) shall constitute a material breach of the Agreement, entitling SUNOCO to cancel or suspend its delivery obligation and to offset any payments or deliveries due to the other party under this Agreement. Similarly, if and when, SUNOCO is maintaining, holding, or otherwise retaining any Prepaid Transportation Credits for [*****] under the terms of the Agreement SUNOCO shall provide a guaranty executed by Sunoco Logistics Partners L.P. (the "SUNOCO GUARANTY"), in form and content that is acceptable to Shipper and in amount which is no less than the value of the Prepaid Transportation Credit being so maintained, held, or retained to be effective for as long as SUNOCO or any of its subsidiaries, partners (whether general or limited), or affiliates maintains, holds, or retains any Prepaid Transportation Credits for or on behalf of [*****] or any of its subsidiaries, partners (whether general or limited) or affiliates.

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


16. Volume Records. Carrier shall maintain, update, and promptly deliver to Shipper, and as soon as such information is final and available for distribution, as of the end of each calendar month during the term of this Agreement, records of current throughput activity by Shipper from the Nederland Terminal along any portion of the N-[*****] Pipeline Route or the C-[*****] Pipeline Route during the preceding calendar month. Carrier shall maintain all such records for a period of three (3) years after the expiration of each Contract Year under this Agreement.

17. Additional Terms and Conditions; No Third-Party Rights. Except as specifically noted in paragraph 1, in the event of any conflict between the terms and conditions set forth in this Agreement and those set forth in the Rules Tariff or the Joint Incentive Tariff, as the case may be, the terms and conditions of the applicable published tariff shall prevail. Any additional applicable rules or regulations which are set forth in the Rules Tariff or the Joint Incentive Tariff and not otherwise addressed or set forth in this Agreement including, without limitation, those involving pro-ration, shall also apply to the parties. Carrier shall promptly notify Shipper if Carrier is required to prorate any of the available line space or capacity through the Nederland Terminal or along any portion of the N-[*****] Pipeline Route or the C-[*****] Pipeline Route for any reason whatsoever. Nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

18. Audit Rights. Shipper shall have the right during regular business hours and upon reasonable notice to review for compliance with this Agreement (a) Shipper's movement of its Feedstocks from the Nederland Terminal along any portion of the N-[*****] Pipeline Route or the C-[*****] Pipeline Route,
     (b) the relevant portions of all books,

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     records, and information kept by or on behalf of Carrier that reasonably relate to Shipper's rights and obligations under this Agreement (including, with respect to periods during which Shipper suffers or claims to have suffered from delays in the delivery of its Feedstocks as a result of the use by Carrier (or any of its affiliates) of any portion of either the N-[*****] Pipeline Route or the C-[*****] Pipeline Route in violation or alleged violation of this Agreement for the movement of any product or commodity for any shipper or customer other than Shipper, all such books, records, and information relating to (i) the total number of barrels moved through Nederland Terminal and along any portion of the N-[*****] Pipeline Route and the C-[*****] Pipeline Route on a monthly basis, (ii) the total number of barrels delivered to the [*****] Terminal along the N-[*****] Pipeline Route and the C-[*****] Pipeline Route on a monthly basis, (iii) the total number of barrels delivered to the [*****] Terminal along the N-[*****] Pipeline Route and the C-[*****] Pipeline Route, and (iv) each pipeline nomination requested by and granted to Shipper by SUNOCO along either the N-[*****] Pipeline Route and the C-[*****] Pipeline Route during the same monthly period), and (c) any other fees and/or costs charged by SUNOCO pursuant to this Agreement including, but not limited to, matters that require the direct reimbursement by Shipper, and to conduct audits relating thereto (each, an "AUDIT"), which Audits may be conducted by Shipper's own internal audit group; provided, however, that no more than one Audit may be performed in any six (6) month period, and the scope of any Audit must be limited to fees, costs, and charges invoiced by SUNOCO to Shipper (or its designee) within the three (3) year period prior to the notice by Shipper of its intent to conduct any Audit. The costs associated with any such Audit shall be borne by Shipper; provided, however, if any Audit reveals and verifies that Shipper has been overcharged by either (i) more than [*****] percent ([*****]%) of the total amount invoiced for the period in question, or (ii) [*****] Dollars ($[*****]), whichever is greater, then for any such excess charge, SUNOCO shall

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     promptly pay or reimburse Shipper for all such costs and expenses associated with conducting the Audit, in addition to promptly reimbursing or crediting Shipper the amount of such excess charges. In no event shall Shipper or its auditors have access to the name or identity of the other customers using the Nederland Terminal or any portion of either the N-[*****] Pipeline Route or the C-[*****] Pipeline Route, the volumes of any product or commodity being stored in, moved through, or otherwise handled at the Nederland Terminal or any portion of either the N-[*****] Pipeline Route and the C-[*****] Pipeline Route for any particular customer (other than Shipper), the ultimate destination for any product or commodity being transported by those other shippers or customers, or any other information concerning such other shippers and customers, the disclosure of which is restricted pursuant to any applicable law, rule, or regulation or any agreement entered into by SUNOCO.

19. Assignment and Succession; Binding Obligation. Neither this Agreement, nor any right, duty, obligation, or interest therein, shall be assigned by either party without the prior written consent of the other, which such consent will not be unreasonably withheld, delayed, or conditioned; provided, however, this Agreement may be freely assigned by either SUNOCO or Shipper to one of their respective affiliates or subsidiaries without the prior written consent of the other party so long as in the event of such assignment, the [*****] guaranty and the SUNOCO Guaranty (as applicable) are renewed in the name of the assignee. However, any such assignment shall not relieve either party of or from any of its obligations or liabilities that accrued or were otherwise incurred under this Agreement prior to the effective date of such assignment. The terms, conditions, and provisions set forth in this Agreement shall apply to, be binding upon in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


20. Notices. Any notice, demand, or other communication that is required or permitted to be given hereunder shall be made in writing and shall be properly given when (a) received by hand to the intended recipient, (b) sent by facsimile transmission, or (c) served by certified, registered or express mail or by reputable, overnight courier service upon the party for whom it is intended at the address set forth below or other such address as may be specified from time to time in writing by one party to the other:

         CARRIER:       Sunoco Pipeline L.P.
                        Attention: Vice-President Business Development 1801 Market Street
                        Philadelphia, PA 19103
                        Fax No.: 215-246-8287

         SHIPPER:       [*****]
                        [*****]
                        [*****]
                        [*****]
                        Attn:  Vice President, [*****]
                        Fax No.:  [*****]

21. Governing Law. This Agreement is subject to all applicable laws, rules, and regulations of any federal, state or local judicial, regulatory, administrative, or governmental body or agency having proper jurisdiction over the subject matter thereof. This Agreement shall be deemed to be made under, and shall be governed and construed in accordance with the laws of State of [*****], excluding any choice of law that may direct the application of the laws of another jurisdiction. Unless otherwise agreed by SUNOCO and Shipper, the

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     federal or state courts sitting in [*****] shall be the exclusive venue or situs for the resolution of any legal dispute arising under this Agreement which cannot first be resolved by mediation within 30 days after such matter is referred to mediation by either party.

22. Strict Performance; Waiver. The rights of either party to require strict performance by the other party of any and/or all obligations imposed on such party by this Agreement shall not in any way be affected by previous waiver, forbearance or course of dealing.

23. Entire Agreement. This Agreement (including all attachments thereto) contains the entire agreement between SUNOCO and Shipper concerning the subject matter hereof and supersedes any prior expression of interest or understanding, oral or written, with respect to the subject matter herein. This Agreement may not be amended except by written execution by duly authorized representatives of both parties hereto, which writing states specifically that it is an amendment to this Agreement.

24. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be fully effective as an original and which together shall constitute one agreement.

25. Arbitration. Any controversy or claim ("DISPUTE") arising out of or related to this Agreement shall be settled by consultation between the parties and initiated by written notice of a dispute by one party (the "CLAIMANT") to the other (the "RESPONDENT"). In the event that the Dispute is not settled within thirty (30) days following such written notice, the Dispute shall be resolved through the use of binding arbitration using three arbitrators, in accordance with the then current Commercial Arbitration Rules of the American

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     Arbitration Association, as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code). If there is any inconsistency between this Section and the Commercial Arbitration Rules or the Federal Arbitration Act, the terms of this Section will control the rights and obligations of the parties. The Claimant shall serve written notice on the other party identifying the arbitrator Claimant has appointed. The Respondent shall respond to Claimant within 30 days after receipt of Claimant's notice, identifying the arbitrator Respondent has appointed. If the Respondent fails for any reason to name an arbitrator within the 30-day period, Claimant shall petition to the American Arbitration Association for appointment of an arbitrator for Respondent's account. The two arbitrators so chosen shall select a third arbitrator within 30 days after the second arbitrator has been appointed. The Claimant will pay the compensation and expenses of the arbitrator named by or for it, and the Respondent will pay the compensation and expenses of the arbitrator named by or for it. The costs of petitioning for the appointment of an arbitrator, if any, shall be paid by Respondent. The Claimant and Respondent will each pay one-half of the compensation and expenses of the third arbitrator. All arbitrators must
     (a) be neutral Parties who have never been officers, directors or employees of the parties or any of their affiliates and (b) have not less than seven years experience in the energy industry. The hearing will be conducted in [*****] and commence within 30 days after the selection of the third arbitrator. Within five days after the selection of the third arbitrator, the parties shall exchange in writing their respective determinations of the Dispute, which determinations either Party may amend no later than ten days after receipt of the other Party's determination by giving written notice the other Party specifying the revised determination. At the conclusion of the hearing, the arbitrators shall choose either the determination of Claimant or the determination of Respondent as to the Dispute and shall have no power or authority whatsoever to reach any other result. In making their choice,

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     the arbitrator shall choose the determination that in their judgment is the closest to being in conformity with the provisions of this Agreement. The parties and the arbitrators shall proceed diligently and in good faith in order that the decision may be implemented as promptly as possible. Except as provided in the Federal Arbitration Act, the decision of the arbitrators will be binding on and non-appealable by the Parties. The arbitrators shall have no right to grant or award indirect, consequential, punitive or exemplary damages of any kind.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


          This Agreement has been executed by the parties as of the date and year first above written.

                                SUNOCO PIPELINE L.P.

                                By: Sunoco Logistics Partners Operations GP LLC,
                                    its general partner

                                By: ______________________________

                                Printed Name:_____________________

                                Title: ___________________________


                                [*****]

                                By: ____________________________
                                       [*****],
                                       [*****]

      THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION




                                  ATTACHMENT A




                                    [*****]

      THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                  ATTACHMENT B

                             PIPELINE RATE SCHEDULE



      FROM                                                          TO
      Nederland Terminal                                            [*****]
      Corsicana Terminal                                            [*****]
      Third Party Pipeline System

      Viscosity                                                     Rate
      SUS @ 60 (Degree) F                                           $/Barrel

      [*****]                                                       [*****]

      [*****]                                                       [*****]

      [*****]                                                       [*****]

      [*****]                                                       [*****]

      [*****]                                                       [*****]

      [*****]                                                       [*****]

      [*****]                                                       [*****]

      [*****]                                                       [*****]

The above rates are Volume Incentive Rates which will apply to shipments of any shipper agreeing in writing to deliver a minimum of [*****] barrels in aggregate to [*****] from Nederland Terminal, Corsicana Terminal, or [*****] during the Contract Period. Contract Period is defined as ten (10) years beginning with the effective date specified in the written agreement and ending the last day of the ten (10) year period.

Crude Petroleum with viscosities above [*****] will be accepted for delivery only if there will not be unreasonable degradation of other crude types taking into account the operation of Carrier's pipeline system and if adequate capacity exist.

       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
      TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



                                  ATTACHMENT C

                             TERMINAL RATE SCHEDULE




                                                       TERMINALING
                                                    Nederland Terminal

          Viscosity                                       Rate
          SUS @ 60 (Degree) F                             $/Barrel

          [*****]                                         [*****]

          [*****]                                         [*****]

          [*****]                                         [*****]

          [*****]                                         [*****]

          [*****]                                         [*****]

          [*****]                                         [*****]

          [*****]                                         [*****]

          [*****]                                         [*****]

               ATTACHMENT D-1                    F.E.R.C. NO. 3

                                                       CANCELS F.E.R.C. NO. 764*
                                                 (*SUN PIPE LINE COMPANY SERIES)

                              SUNOCO PIPELINE L.P.
                               In Connection With
                       Participating Carriers Shown Herein

                          Local & Joint Pipeline Tariff

                                   CONTAINING

                              RULES AND REGULATIONS

                    GOVERNING THE TRANSPORTATION AND HANDLING

                                       OF

                                 CRUDE PETROLEUM

All charges, rules and regulations have been brought forward unchanged from Sun Pipe Line Company's F.E.R.C. No. 764 in accordance with Sunoco Pipeline L.P.'s Adoption Notice F.E.R.C. No. 1, effective February 8, 2002.

Filed in compliance with 18 CFR 341.6 (c).

Issued on 18 days' notice under authority of 18 CFR 341.14. This tariff publication is conditionally accepted subject to refund pending a 30 day review period.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.
================================================================================

ISSUED: APRIL 12, 2002                                    EFFECTIVE: MAY 1, 2002

================================================================================

                Issued by:                                     Compiled by:
        Deborah M. Fretz, President                  Richard G. Taylor, Tariff Manager
         Sunoco Logistics Partners                       Sunoco Logistics Partners
   Operations GP LLC, the General Partner of     Operations GP LLC, the General Partner of
               Sunoco Pipeline L.P.                        Sunoco Pipeline L.P.
              Ten Penn Center                                 Ten Penn Center
            1801 Market Street                              1801 Market Street
        Philadelphia, PA 19103-1699                     Philadelphia, PA 19103-1699
                                                              (215) 246-8393

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)



                                TABLE OF CONTENTS

-----------------------------------------------------------------------------------------------------
                                                                                     ITEM        PAGE
                                          SUBJECT                                     NO.         NO.
-----------------------------------------------------------------------------------------------------
Acceptance Free from Liens and Charges                                                35           5
Application of Rates and Charges                                                      55           7
Application of Rates From and To Intermediate Points                                 100           9
Claims and Times for Filing                                                           90           9
Commodity                                                                            120          10
Connection Requirements                                                              115          10
Corrosion  Inhibitors                                                                110           9
Definitions                                                                           5            3
Duty of Carrier                                                                       95           9
Establishment of Grades                                                               10           3
Exemption of Liability                                                                80           8
Facilities Required at Origin and Destination                                         45           6
Intra-system Transfers                                                               105           9
Measurement, Testing, Volume Corrections and Deductions                               40           5
Mixing of Products in Transit                                                         30           5
Mixtures                                                                              20           4
Notice of Arrival, Delivery at Destination                                            60           7
Origin Facilities Required for Automatic Custody Transfer                             50           7
Payment of Transportation and other Charges; Finance Charges, Lien; Set-Off           70           7
Pipeage Contracts Required                                                            85           9
Proration of Pipeline Capacity                                                        65           7
Specification Required as to Quality                                                  25           4
Tenders                                                                               15           4
Warranties                                                                            75           8
-----------------------------------------------------------------------------------------------------


EXPLANATION OF REFERENCE MARK:
[U]  UNCHANGED




                              PARTICIPATING CARRIER
                         Marathon Ashland Pipe Line, LLC

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


GENERAL  APPLICATION

     Carrier will receive, transport, and deliver Petroleum through its facilities only as provided in this rules and regulations tariff, except that specific rules and regulations published in individual tariffs will take precedence over rules and regulations published herein.

     5. DEFINITIONS

     "Barrel" as herein used will consist of forty-two (42) U.S. gallons at sixty degrees Fahrenheit (60F).

     "Carrier" as herein used means and refers to Sunoco Pipeline L.P. and other common carrier pipelines participating herein.

     "FERC" as used herein means the Federal Energy Regulatory Commission or its successor agencies.

     "Indirect Products" as herein used means indirect liquid products of oil and gas wells, including gasoline and liquified petroleum.

     "Nomination" as herein used means a written designation by a Shipper to Carrier of an approximate quantity of Petroleum for transportation from a specified origin point or points of Carrier to a specified destination point or points of Carrier over a period of one Operating Month in accordance with these Rules and Regulations.

     "Operating Month" for Shipper or Transferor as herein used means any month in which Carrier either transports Petroleum or recognizes and records a change in the ownership of Petroleum for the account of such party. For purpose hereof, the month shall be deemed to begin on the first day of such month at 0700 hours until the first day of the succeeding month at 0659 hours [Central Standard or Central Daylight Savings Time, whichever is in effect on the date specified].

     "Petroleum" as herein used refers to crude petroleum which means the grade or grades of the direct virgin liquid products of oil wells or a mixture of the direct virgin liquid products of oil wells with the Indirect Products, as provided in Item No. 20.

     "Shipment Transfer" as herein used means the physical transfer of a stated quantity of Petroleum in custody of Carrier from a Shipper to another shipper.

     "Shipper" as herein used means the consignor of a Tender.

     "Tender" or "Tendering" as herein used means an offer of delivery by a Shipper to Carrier of a stated quantity of Petroleum for transportation from a specified origin point or points of Carrier to a specified destination point or points of Carrier in accordance with these Rules and Regulations.

     "Title Transfer" as herein used means transfer of ownership reported in the records of Carrier of a stated quantity of Petroleum in the custody of Carrier from one entity to another.

     10. ESTABLISHMENT OF GRADES

     Carrier will from time to time give notice to Shippers specifying the grades of Petroleum which it will regularly be transporting by Petroleum grades between particular origin points and destination points of Carrier.

     Carrier may from time to time, after giving reasonable notice to persons who may be affected, cease to transport particular grades of Petroleum.

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


     15. TENDERS

     All Shippers tendering Petroleum to Carrier will promptly provide Carrier with all Nomination information required by Carrier to schedule the shipment of Petroleum which Shipper desires to be made to satisfy Carrier that Tenders are in good faith and can be transported in conformance with Carrier's tariffs. Carrier may refuse to accept Petroleum for transportation until Shipper has provided Carrier with such information.

     Carrier can require Tenders for the same kind and quality of Petroleum in minimum of ten thousand (10,000 bbl.) shipments consigned to the same destination point. Tenders shall become operative in the order in which they are received and accepted by Carrier. Carrier at its option and for its convenience may transport such Petroleum by intermittent pumpings.

     Carrier will not be obligated to accept a Tender for any Operating Month unless the Shipper submits its Nomination, in writing, specifying the kind and quantity of Petroleum, to the Carrier on or before the fifteenth (15th) day of the preceding calendar month.

     20. MIXTURES

     The Indirect Products will be accepted and transported as a mixture with the direct virgin liquid products, providing the vapor pressure of the resulting mixture does not exceed that permitted in Item No. 25.

     The Indirect Products portion of the mixture will be accepted for transportation at reception points other than the one at which the direct virgin liquid products portion of the same mixture is received, provided that the Shipper, consignee, and destination are the same, and that operating conditions and the Carrier's facilities permit the Indirect Products portion to be mixed with the direct virgin liquid products of the same Shipper or consignee. The rate to be assessed on each portion of the mixture shall be the rate applicable from the reception point at which each is received.

     The direct virgin liquid products and Indirect Products will be measured and tested separately for determining volumes received. Each such measurement will be made in accordance with Item No. 40.

     Mixtures will be transported and delivered as Petroleum only. Nothing in this rule is to be construed to waive provisions of Item No. 30 of this tariff or to require the Carrier to receive, transport, and deliver unmixed Indirect Products. However, unmixed Indirect Products may be transported for subsequent mixing with direct virgin liquid products in accordance with this rule where facilities exist and operations permit transporting such Indirect Products.

     25. SPECIFICATION REQUIRED AS TO QUALITY

     Carrier reserves the right to reject all Tenders when, in Carrier's sole determination:

     (1) the vapor pressure of the Petroleum or any mixture thereof with Indirect Products exceeds twelve pounds (12) lbs.) absolute at one hundred degrees Fahrenheit (100(Degree)F);

     (2) the true vapor pressure of the Petroleum or any mixture thereof with Indirect Products might result in Carrier's non-compliance with federal, state, or local requirements regarding hydrocarbon emissions;

     (3) the gravity of the Petroleum or any mixture thereof with Indirect Products is less than twenty (20(Degree)) degrees API [American Petroleum Institute] or greater than one hundred twenty (120(Degree)) API;

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


     (4) the Petroleum contains impurities exceeding one percent (1%) including not more than three-tenths percent (0.3% water;

     (5) the settled sediment and water (S&W) bottoms in tanks where the surface of Petroleum accepted from the tank is no lower than four inches (4") below the bottom of the pipeline connection with tank from which it enters Carrier's facilities;

     (6) the incrustation thickness of the internal surface of a tank where Petroleum accepted from a tank is above a maximum as determined by Carrier; or

     (7) the Petroleum has been contaminated by the presence of any excessive metals or chemicals including but not limited to chlorinated and/or oxygenated hydrocarbon and salt as determined by Carrier. No Petroleum will be accepted unless its gravity, viscosity, and other characteristics are such that it will be readily susceptible to transportation through Carrier's existing facilities, and it will not materially and adversely affect the quality of Petroleum from other Shippers or cause disadvantage to other Shippers and/or Carrier.

     30. MIXING OF PRODUCTS IN TRANSIT

     Direct virgin liquid products and Indirect Products will be accepted for transportation only on the condition that the mixture shall be subject to such changes in gravity or quality while in transit as may result from the mixture of said direct virgin liquid products and Indirect Products with other direct virgin liquid products or Indirect Products and/or with other Petroleum in the pipelines or tanks of Carrier, or the connecting company or companies.

     Carrier has no obligation to deliver the identical Petroleum received from Shipper but may make delivery from common stock or from Carrier's pipeline stream of substantially like Petroleum.

     35. ACCEPTANCE FREE FROM LIENS AND CHARGES

     Carrier may decline to accept for transportation Petroleum which is involved in litigation or which is not free from liens or charges.

     40. MEASUREMENT, TESTING, VOLUME CORRECTIONS AND DEDUCTIONS

     All Petroleum tendered to the Carrier for transportation will be measured and tested in tanks by a representative of Carrier or by automatic equipment approved by Carrier. All measurements will be made in Barrels. Carrier only routinely will test for gravity and sediment and water as described herein. When tanks are gauged, all Petroleum will be measured, sampled or tested prior to receipt or delivery. When automatic metering and sampling equipment is used, all Petroleum will be measured and sampled during receipt or delivery and the quantity determined and tested after such receipt or delivery. Shipper or its consignee may be present to witness any or all parts of the measuring and testing process.

     Where measurement is made in tanks, quantities will be determined from correctly compiled tank tables where the tanks are strapped and tables computed in accordance with Chapter 2. Tank Calibration. American Petroleum Institute Manual of Petroleum Measurement Standards, latest edition, indicating one-hundred percent (100%) of the full capacity of the tanks. Where measurement is made by temperature compensated meters, quantities indicated will be

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


further corrected for meter factor and for pressure in accordance with the American Petroleum Institute Manual of Petroleum Liquid Hydrocarbons by Pipeline Displacement Meters. After meter factor is applied for non-temperature compensated meters, the correction for temperature will be made as described herein.

     Where Carrier uses a tank or meter of the Shipper or its consignee, Carrier reserves the right to request restrapping or check-strapping of the tank and proving or check proving of the meter.

     Except for arithmetic errors, all measurement and testing by a representative of Carrier will be conclusive evidence of the quantity as adjusted herewith if a representative of Shipper or its consignee was not present during such measuring and testing.

     Adjustments from the observed gravity and volume will be made on Petroleum received or delivered for temperature on the basis of sixty degrees Fahrenheit (60(Degree)F) in accordance with Chapter 11.1, Volume I, 5a, Generalized Crude Oils, Correction of Observed Gravity to API Gravity at 60 degrees Fahrenheit, American Petroleum Institute Manual of Petroleum Measurement Standards, latest edition and Table 6a, Generalized Crude Oils, Correction of Volume to 60 degrees Fahrenheit against API Gravity at 60 degrees Fahrenheit, American Society of Testing Materials D1250. Observed gravity correction will be made to the nearest one-tenth degree (0.1(Degree)) API, and observed gravity temperature to be made to the nearest one degree Fahrenheit (1.0(Degree)F). Volume adjustments will be made for the observed volume temperature at least to the nearest one degree Fahrenheit (1.0(Degree)F), and corrected gravity will be made at least to the nearest five-tenths (0.5(Degree)) of one degree API, to the basis of sixty degrees Fahrenheit (60(Degree)F).

     Deductions will be made for the actual amount of sediment and water (S&W) as determined by the Field Centrifuge Method "B" or "C" in accordance with Chapter 10.4, Standard Methods of Test for Water and Sediment in Crude Oils, American Petroleum Institute Manual of Petroleum Measurement Standards, latest edition. Observed API gravity and temperature will be determined by the Open Hydrometer Test Method in accordance with Chapter 9.1, Hydrometer Test Method for Density, Relative Density (Specific Gravity), American Petroleum Institute Manual of Petroleum Measurement Standards, latest edition or API Gravity of Crude Petroleum and Liquid Petroleum Products, American Society of Testing Materials D 1298-80. The sediment and water and gravity tests will be performed by the Carrier.

     If two or more Carriers are involved with tendered volumes, tests are to be performed by the particular carrier as agreed between carriers.

     The net balance at sixty degree Fahrenheit (60(Degree)F.) less the sediment and water (S&W) volume percentage will be the quantity received or delivered by Carrier.

     An assessment of l/20 of 1%) one twentieth of one percent, on net quantities so determined for acceptance by Carrier, will be charged to cover transportation allowance.

     45. FACILITIES REQUIRED AT ORIGIN AND DESTINATION

         Petroleum will be received for transportation only when Shipper has provided facilities satisfactory to originating and delivering carriers for delivering Petroleum to the pipeline at terminal of receipt and for receiving said Petroleum as it arrives at destination.

     In the event Shipper fails to provide adequate facilities for receipt at destination or has

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


not ascertained from Carrier that it has facilities available for receipt at destination, or in the event the Shipper or its consignee refuses to accept the Petroleum at the destination point, Carrier shall have the right to divert or reconsign, subject to the rates, rules and regulations applicable from point of origin to actual final destination, or make whatever arrangements for disposition as are deemed appropriate to deliver the Petroleum from Carrier's facilities, including the right of public or private sale in a commercially reasonable manner. The Carrier may be a purchaser at such sale. Out of the proceeds of said sale, the Carrier shall pay itself all transportation and all other applicable lawful charges and necessary expenses of the sale and the expense of caring for and maintaining the Petroleum until disposed of and the balance shall be held for whosoever may be lawfully entitled thereto.

     50. ORIGIN FACILITIES REQUIRED FOR AUTOMATIC CUSTODY TRANSFER

     When Shipper or its consignee elects to deliver Petroleum to Carrier at point of origin through automatic custody transfer facilities (in lieu of tankage), Shipper or its consignee will furnish the required automatic measuring and sampling facilities. The design, construction, and calibration of such facilities must be approved by Carrier and any appropriate regulatory body.

     In the event automatic custody transfer is made by a metering facility, Shipper or its consignee will also furnish whatever pumping service is required to ensure that the Petroleum being delivered through the meter is at a pressure in excess of the true vapor pressure of the liquid.

     55. APPLICATION OF RATES AND CHARGES

     Petroleum accepted for transportation shall be subject to the rates and charges in effect on the date of receipt of such Petroleum by Carrier. Transportation and all other lawful charges will be collected on the basis of net quantities of Petroleum delivered. All net quantities will be determined in the manner provided in Item No. 40.

     60. NOTICE OF ARRIVAL, DELIVERY AT DESTINATION

     The obligation of Carrier is to deliver at the nominated destination the Tendered net quantity of Petroleum and such delivery may be made upon twenty-four (24) hours notice to the Shipper or consignee with all possible dispatch into the tanks or facilities to be provided by the Shipper or its consignee.

     65. PRORATION OF PIPELINE CAPACITY

     If, during any period, the total volume of Petroleum nominated over any segment of Carrier's pipelines is in excess of the normal operational capacity of said segment, such Petroleum will be apportioned for acceptance and transportation on an equitable

     70. PAYMENT OF TRANSPORTATION AND OTHER CHARGES; FINANCE CHARGES; LIEN; SET-OFF

     The transportation and all other charges accruing on all Petroleum accepted for shipment, based on the rate applicable to the destination at which delivery is made, shall be paid in accordance with invoice terms and these Rules and Regulations. Carrier, at its option, may require Shipper to pay all such charges and fees in advance or to provide an irrevocable letter of credit satisfactory to Carrier. For Petroleum not released due to failure to pay or left in Carrier's custody after the scheduled delivery has expired, Carrier may assess reasonable storage charges

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


and other reasonable charges (including reasonable attorney fees and court costs) incurred with the preservation or sale of the Petroleum.

     If such charges are not paid by the due date stated on the invoice, Carrier shall have the right to assess finance charges on the entire past due balance (including principal and accumulated but unpaid finance charges) until paid in full at the rate equal to one-hundred twenty-five percent (125%) of the prime rate of interest charged by Citibank N.A., New York, New York as of the due date or the maximum finance charge rate allowed by law, whichever is less.

     Petroleum accepted for such transportation shall be subject to a lien for all such charges or antecedent unpaid charges.

     If the Petroleum remains in Carrier's custody more than thirty (30) days after the tender of delivery by Carrier, Carrier shall have the right to sell the Petroleum at a public or private sale in a commercially reasonable manner to collect such charges.

     Carrier reserves the right to set-off any such charges against any monies owed to Shipper by Carrier or any Petroleum of Shipper in Carrier's custody.

     75. WARRANTIES

     Shipper warrants that the Petroleum tendered to Carrier will conform with the specifications stated in Item No. 25, will be merchantable, and will not be contaminated. Shipper will be liable to Carrier, other Shippers and/or consignees for any damage, including special, incidental, and consequential, arising from a breach of this warranty. The transportation of the Petroleum may be refused or canceled if Carrier determines or is advised that the Petroleum does not meet the requirements of these Rules and Regulations. In addition, if Carrier samples the Petroleum prior to or after tendered by Shipper and if contracted laboratory test results determine that the Petroleum is non-merchantable, Shipper will be liable to Carrier for the cost of such tests for non-merchantable or contaminated Petroleum.

     CARRIER DOES NOT MAKE ANY WARRANTIES, EXPRESSED OR IMPLIED INCLUDING, BUT NOT LIMITED TO, FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY, CONCERNING THE QUALITY OF THE PETROLEUM.

     80. EXEMPTION OF LIABILITY

     Carrier will not be liable for any loss of Petroleum or damage thereto or delay caused by an act of God, fire, explosion, storm, flood, electrical malfunction, war, rebellion, insurrection, strike, breakage or accident to machinery or equipment, difference with workman, the public enemy, quarantine, the authority of law, riots, the act of default of Shipper or owner, or any cause not due to the fault or negligence or any cause reasonably beyond the control of Carrier. In such cases, the loss allocated to Shipper shall be the quantity equal to the amount of its Tenders for the month in which such loss occurs bears to the whole amount of the line fill and tankage in the system of Carrier during the month of such loss, and Shipper shall be entitled to receive only such portion of its Tenders as remains after deducting its due proportion of the loss. Carrier's custody of the Tenders shall end when Petroleum has been delivered into Shipper's or its consignee's facilities.

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


Except in force majuere situations, correction of a nonconformity shall be the payment of the difference between the posted price for similar Petroleum in the area of origin and the value of the degraded Petroleum, or the replacement of the Petroleum, at Carrier's option, will constitute fulfillment of all liabilities of Carrier whether the liabilities are based on contract, negligence or otherwise. Carrier will not be liable for special, consequential or incidental damages.

     85. PIPEAGE CONTRACTS REQUIRED

     Separate pipeage contracts in accordance with this tariff and these Rules and Regulations covering further details may be required of a Shipper before any duty to transport will arise.

     90. CLAIMS AND TIMES FOR FILING

     As a condition precedent to recovery for loss, damage, or delay to shipments, claims must be filed in writing with Carrier within nine (9) months after delivery of the Petroleum or, in case of failure to make delivery, then within nine (9) months after a reasonable time for delivery has elapsed. Suits arising out of such claims must be instituted against Carrier only within two
(2) years from the time when the Carrier delivers, or tenders delivery of the Petroleum or, in case of failure to make or tender delivery, then within two (2) years after a reasonable time for delivery has elapsed. Where claims are not filed or suits are not instituted thereon in accordance with the foregoing provisions, Carrier will not be liable and such claims will not be paid.

     95. DUTY OF CARRIER

     Carrier shall not be required to transport Petroleum except with reasonable diligence, considering the quantity of Petroleum, the distance of transportation, the safety of operation, and other material factors.

     100. APPLICATION OF RATES FROM AND TO INTERMEDIATE POINTS

     Carrier will receive Petroleum for pipeline transportation only from and to established origin and delivery stations or terminals.

     Petroleum received at an established origin station, on Carrier's system, which is not named in tariffs making reference hereto, but which is intermediate to a point from which rates are published in said tariffs, through such unnamed point, will be assessed the rate in effect from the next more distant point published in the tariff.

     Petroleum delivered to an established delivery station or terminal, on Carrier's system, which is not named in tariffs making reference hereto, but which is intermediate to a destination to which rates are published in said tariffs, through such unnamed point, will be assessed the rate in effect to the next more distant point published in the tariff.

     105. INTRASYSTEM TRANSFERS

     Carrier will allow a Shipper Transfer of one shipper to another, and Title Transfers from one ownership to another for Petroleum in custody of Carrier. A charge of one-half cent (0.5 cents) per barrel with a fifty dollars ($50.00) minimum will be made to each party directing such transfers, except for the first Title Transfer.

               SUNOCO PIPELINE L.P.                        F.E.R.C. NO. 3
                                                       Cancels F.E.R.C. No. 764*
                                                 (*Sun Pipe Line Company Series)


     Only one Shippers Transfer will be allowed per movement and party accepting volumes on a Shipper Transfer shall become the shipper of record. Shipper Transfer must be made at point of origin.

     Title Transfers may not be accepted after 25th day of the preceding calendar month.

     A transfer request, if accepted, must be confirmed in writing or Telex by both the transferor and the transferee within forty-eight (48) hours after the transfer request. Such transfer request will indicate the party to which the transfer is to be made, the amount of Petroleum to be transferred and its location and grade.

     Carrier will incur no liability for any losses or damage incurred by an Shipper or owner involved in any intra-system transfer.

     110. CORROSION INHIBITORS

     Carrier reserves the right to inject or approve the injection of corrosion inhibitors in the Petroleum to be transported.

     115. CONNECTION REQUIREMENTS

     All proposed receiving or delivery connections must meet tender, tankage, hourly flow rate conditions, and metering requirements as they exist at the time of requested connection and must also have provisions which will allow for increases to maximum line flow rate and pressure conditions. All proposed connection designs must be approved by Carrier, and all costs of connections shall be paid by the connecting party.

     120. COMMODITY

     Carrier is engaged exclusively in the transportation of Petroleum specified and described in Item No. 25 and, therefore, will not accept any other commodities for transportation. No Petroleum will be received for shipment except good merchantable Petroleum of substantially the same kind and quality as that being currently transported through the same facilities for other shippers. Petroleum of substantially different grade or quality will be received for transportation only in such quantities and upon such terms and conditions as Carrier and Shipper may agree.

      THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



                                 ATTACHMENT D-2

                                                             F.E.R.C. NO.




                              SUNOCO PIPELINE L.P.
                           JOINT PROPORTIONAL TARIFF

                               IN CONNECTION WITH
                       WEST TEXAS GULF PIPE LINE COMPANY

                                  APPLYING ON
                                CRUDE PETROLEUM

                                      FROM
                                NEDERLAND, TEXAS
                                       TO
                                    [*****]




Governed, except as otherwise provided herein, by the rules and regulations published in Sunoco Pipeline L.P.'s F.E.R.C. tariff No. 3, supplements thereto and successive issues thereof.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

================================================================================
ISSUED:                                     EFFECTIVE:
================================================================================

  ISSUED BY:                                COMPILED BY:
  Deborah M. Fretz, President               Yiping Ren
  Sunoco Logistics Partners Operations      Sunoco Logistics Partners Operations
  GP LLC, the General Partner of            GP LLC, the General Partner of
  Sunoco Pipeline L.P.                      Sunoco Pipeline L.P.
  1801 Market Street                        1801 Market Street
  Philadelphia, PA 19103-1699               Philadelphia, PA 19103-1699
                                            Telephone: (215) 977-6861

      THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



                         TABLE OF VOLUME INCENTIVE RATES

-----------------------------------------------------------------------------------------------
                                  RATES IN CENTS PER BARREL OF 42 U.S. GALLONS
-----------------------------------------------------------------------------------------------
        FROM                                                     TO
-----------------------------------------------------------------------------------------------
                          VISCOSITY RANGE                [*****]                       [*****]
                        (SUS @ 60 (Degree) F)            [*****]                       [*****]
------------------------------------------------------------------------------------------------
                             [*****]                     [*****]                       [*****]

                             [*****]                     [*****]                       [*****]

     NEDERLAND,              [*****]                     [*****]                       [*****]
       TEXAS
    (Jefferson               [*****]                     [*****]                       [*****]
      County)
                             [*****]                     [*****]                       [*****]

                             [*****](a)                  [*****]                       [*****]

                             [*****](a)                  [*****]                       [*****]

                             [*****](a)                  [*****]                       [*****]


-----------------------------------------------------------------------------------------------

                             [*****]                     [*****]                       [*****]

                             [*****]                     [*****]                       [*****]
     CORSICANA,
       TEXAS                 [*****]                     [*****]                       [*****]
     (Navarro
      County)                [*****]                     [*****]                       [*****]

                             [*****]                     [*****]                       [*****]

                             [*****](a)                  [*****]                       [*****]

                             [*****](a)                  [*****]                       [*****]

                             [*****](a)                  [*****]                       [*****]
----------------------------------------------------------------------------------------------

     NOTES:

     (a) Crude Petroleum with viscosities above [*****] will be accepted for delivery only if there will not be unreasonable degradation of other crude types taking into account the operation of Carrier's pipeline system and if adequate capacity exists.

      THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "[*****]" AND HAS
       BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



APPLICATION OF VOLUME INCENTIVE RATES

1. Volume Incentive Rates set forth in this tariff will apply to shipments of any shipper agreeing in writing to deliver a minimum of [*****] barrels in aggregate to [*****] from Nederland, Texas (the "Aggregate Throughput Obligation") during the Contract Period. "Contract Period" is defined as ten
(10) years beginning with the effective date specified in the written agreement and ending the last day of the ten (10) year period. Carrier shall invoice shipper monthly at each of the applicable, then-current Volume Incentive Rate(s) reflected on this tariff, including any current supplements thereto and successive issues thereof.

2. The "Minimum Annual Throughput Obligation" shall be [*****] of the Aggregate Throughput Obligation. However, if shipper's shipments hereunder during any Contract Year (as that term is defined in Item No. 3 of this tariff) are greater than the Minimum Annual Throughput Obligation, then the volumes in excess will be credited to the succeeding Contract Years. If shipper's shipments hereunder in any Contract Year are less than the Minimum Annual Throughput Obligation, then shipper shall pay to Carrier the undisputed amount which is equal to the [*****], then-current volume incentive rate [*****] set forth in this tariff, multiplied by the number of barrels that shipper is deficient for such Contract Year, which payments shall be made within twenty (20) days after both (a) the completion of any Crude Petroleum throughput reconciliation process for such Contract Year that has been agreed upon in writing by and between Carrier and such shipper, and (b) the receipt of an invoice from Carrier for same. Such amount will be considered by Carrier as prepaid transportation at the current Volume Incentive Rate to be applied to volumes in excess of the Minimum Annual Throughput Obligation in succeeding Contract Years in which shipper's volumes exceed the Minimum Annual Throughput Obligation and for one year after the Contract Period ends; provided, however, that any such prepaid transportation credits shall expire if not used in the [*****] Contract Years subsequent to the Contract Year in which it is earned.

3. For purposes of this tariff, the term "Contract Year" is defined to mean the twelve-month period beginning on the effective date of the Contract Period and each successive twelve-month period thereafter as agreed upon in writing by Carrier and such affected shipper.

4. Carrier during the Contract Period may adjust the Volume Incentive Rates contained in this tariff, including any current supplements thereto and successive issues thereof, in accordance with the procedure for annual indexing of tariff rates which is set forth in Title 18, Code of Federal Regulations,
Section 342.3, as such regulation may be amended, supplemented, or otherwise modified from time to time. Said adjustment will be effective each July 1 (or as otherwise provided by applicable law).

APPLICATION OF TARIFF

Rates set forth in this tariff are applicable only to Crude Petroleum delivered to Carrier by pipeline at point of origin and are for trunk line transportation only.

Shipments to [*****] shall include pump out from tankage located at [*****] and back to the Carrier for movement to [*****].

No gathering service or Nederland terminalling service will be performed under this tariff. Viscosities are determined by Carrier, absent fraud or manifest error.

ADDITION TO SUNOCO PIPELINE'S F.E.R.C. TARIFF NO. 3, ITEM NO. 40, ENTITLED MEASUREMENT, TESTING, VOLUME CORRECTIONS AND DEDUCTIONS: For purposes of this tariff, the last sentence of Sunoco Pipeline L.P.'s F.E.R.C. Tariff No. 3, Item No. 40, shall not apply. Instead, an assessment of [*****] [*****], on net quantities so determined for acceptance by Carrier, absent fraud or manifest error, will be charged to cover transportation allowance.